                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) of the SECURITIES EXCHANGE ACT OF 1934

                 Date of earliest event reported: May 17, 2004

                       WEST PHARMACEUTICAL SERVICES, INC.

               (Exact name of registrant as specified in charter)

     Pennsylvania                   1-8036                     23-1210010
(State of Incorporation)    (Commission File Number)        (I.R.S. Employer
                                                           Identification No.)

       101 Gordon Drive, P.O. Box 645, Lionville, Pennsylvania 19341-0645
       (Address of Principal Executive Offices)                (Zip Code)

                                 (610) 594-2900
                   (Registrant's telephone number, including area code)

                                      N/A

          (Former name or former address, if changed since last report)

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Item 5.  Other Events and Regulation FD Disclosure.

         On May 17, 2004 West  Pharmaceutical  Services,  Inc.  (the  "Company")
         entered  into a $125 million dollar  revolving  credit  facility  with a consortium  of banks.  A copy of the Credit  Agreement is attached hereto  as  Exhibit  99.1.  A  copy  of the  press  release  announcing the  financing  is attached hereto as Exhibit 99.2 and is
         incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits: Exhibit List Index on page 4 of this report

                                 SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned, thereunto duly authorized.

                                    WEST PHARMACEUTICAL SERVICES, INC.

Date:  May 28, 2004                By:  /s/J.R.Gailey
                                        -------------------------------
                                         Name: John R. Gailey III
                                         title: Vice President